1 (212) 318-6095

thomaspeeney@paulhastings.com

April 5, 2024

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549

Re:	Brookfield Real Assets Income Fund Inc. (the “Fund”)
Registration Statement on Form N-2 File Nos. 333-276463; 811-23157.

Ladies and Gentlemen:

On behalf of the Fund, transmitted herewith is a copy of Pre-Effective Amendment No. 1 (the “Amendment”) to the Fund’s Registration Statement on Form N-2 for filing under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended (the “Registration Statement”). The Registration Statement was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 10, 2024 (Accession No. 0001104659-24-003017).

This Amendment is being filed in connection with the shelf registration of shares of the Fund’s common stock or preferred stock, including subscription rights to purchase common stock or preferred stock, in an amount not to exceed $400 million. This Amendment incorporates certain changes in response to oral comments received from the SEC with respect to the Registration Statement on February 7, 2024. Please note that we intend to submit a request for acceleration of effectiveness once you have completed your review and open comments have been resolved.

Should you have any questions or comments regarding the filing, please do not hesitate to contact the undersigned at the number above.

Sincerely,

/s/ Thomas D. Peeney

Thomas D. Peeney
for PAUL HASTINGS LLP